UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05547

Laudus Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Laudus Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1: Report(s) to Shareholders.

Annual Report  |  March 31, 2022
Schwab Select Large Cap Growth Fund

(formerly Laudus® U.S. Large Cap Growth Fund)
Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
Subadviser
BlackRock Investment Management, LLC

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The industry/sector classification of the fund’s portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended March 31, 2022
Schwab Select Large Cap Growth Fund (Ticker Symbol: LGILX)	3.88%
Russell 1000® Growth Index	14.98%
Performance Details	pages 5-7
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser. Without these reductions, the fund’s return would have been lower. This return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the fund
covered in this report.
Dear Shareholder,
Before Russia’s invasion of Ukraine in late February 2022, the economic impact of the COVID-19 pandemic remained the primary focus of financial markets. U.S. equities advanced despite increasing concerns regarding rising energy and commodity inflation, global supply chain disruptions, and the increasing likelihood that the U.S. Federal Reserve (Fed) would raise short-term interest rates. Bolstered by strong corporate earnings, robust consumer spending, and improving labor statistics, the S&P 500® Index, a bellwether for the overall U.S. stock market, gained more than 15% from April through December 2021.
Rising tensions between Russia and Ukraine increasingly took center stage in 2022, turning investor sentiment sharply negative. Although energy stocks soared on rising oil and gas prices, most stocks dipped steeply in January, February, and early March. During these months, the S&P 500® Index lost nearly all its previous gains before bouncing back in the final weeks of March despite the Fed raising short-term interest rates by 0.25% in mid-March. For the 12-month reporting period ended March 31, 2022, the S&P 500® Index returned 15.7%. Growth stocks generally outperformed value stocks, and large-cap stocks tended to generate stronger returns than small- and mid-cap stocks. In this environment, the Schwab Select Large Cap Growth Fund underperformed its benchmark, the Russell 1000® Growth Index, primarily as a result of stock selection within the fund. Please refer to the Performance and Fund Facts section for additional performance commentary.
Russia’s invasion of Ukraine has triggered a humanitarian crisis and heightened global geopolitical and economic uncertainties. The impact of the war on corporate earnings—a significant driver of long-term stock performance—remained modest during the reporting period. At Schwab Asset Management we believe that when it comes to their investment plan, investors are best served by focusing on their long-term goals rather than short-term market fluctuations, no matter how dramatic the factors driving those market shifts may be. The Schwab Select Large Cap Growth Fund is designed to provide investors exposure to large-cap growth stocks that can be used to create diversified portfolios. BlackRock Investment Management, LLC, the fund’s subadviser, has a unique and disciplined approach for investing in U.S. large-cap growth stocks.
Thank you for investing with Schwab Asset Management. For more information about the Schwab Select Large Cap Growth Fund, including performance during the 12 months ended March 31, 2022, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ In this environment, the Schwab Select Large Cap Growth Fund underperformed its benchmark, the Russell 1000® Growth Index, primarily as a result of stock selection within the fund. Please refer to the Performance and Fund Facts section for additional performance commentary.”
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management and BlackRock Investment Management, LLC are unaffiliated entities.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds and Schwab ETFs.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
The Investment Environment

For the 12-month reporting period ended March 31, 2022, U.S. equity markets generated positive returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant late in 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for the first three quarters of the period, through early January 2022, U.S. equity markets posted mostly steady gains, with several key market indices repeatedly exceeding previous record highs. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of higher interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world. For the 12-month reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 15.65%. U.S. large-cap stocks outperformed U.S. small-cap stocks, with the Russell 1000® Index and Russell 2000® Index returning 13.27% and -5.79%, respectively. Among U.S. large-cap stocks, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 14.98% and 11.67%, respectively.
For the first three quarters of the reporting period, the U.S. economy continued its recovery from the dramatic impact of the COVID-19 pandemic, although U.S. gross domestic product (GDP) growth fluctuated over the reporting period. GDP rose at an annualized rate of 6.7% in the second quarter of 2021 before falling back to 2.3% for the third quarter of 2021 amid fading government stimuli, ongoing supply chain disruptions, and persisting inflation. GDP rose at an annualized rate of 6.9% in the fourth quarter of 2021 due to increasing inventories, exports, and personal consumption expenditures. The unemployment rate, which has fallen steadily after skyrocketing in April 2020, ended the reporting period at its lowest level since February 2020. Inflation, which had remained below the U.S. Federal Reserve’s (Fed) traditional 2% target until it jumped in March 2021, continued to rise during the spring of 2021, leveled off during the summer of 2021, and rose again through the remainder of the reporting period. As of the end of the reporting period, inflation was at its highest rate in 40 years, due to imbalances in the labor market, supply chain bottlenecks, and soaring energy costs.
Monetary policies around the world varied. In the United States, although the Fed continued to maintain the federal funds rate in a range of 0.00% to 0.25% for most of the reporting period, its stance shifted during the period as inflation continued to rise and indicators of economic activity and employment continued to strengthen. In November 2021, the Fed began scaling back its bond-buying program, subsequently accelerating its wind-down in December 2021, and ending it altogether in early March 2022. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed upped the federal funds rate by 0.25% in mid-March, to a range of 0.25% to 0.50%, with expectations of multiple rate increases throughout the remainder of 2022 to achieve the Fed’s goal of a return to price stability.
Among the sectors in the Russell 1000® Growth Index, all but one posted a gain for the reporting period. The strongest sector by a large margin was the energy sector, a result of steeply rising oil prices as demand continued to recover and shortages persisted, exacerbated by the war in Ukraine and the United States’ subsequent ban on Russian oil imports. The weakest sector, and the only one to post a negative return, was the materials sector. The materials sector is highly sensitive to fluctuations in the global economy, the U.S. dollar, and inflationary pressures—all of which weighed the sector’s performance over the reporting period.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund as of March 31, 2022

The Schwab Select Large Cap Growth Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. For the 12-month reporting period ended March 31, 2022, U.S. equity markets generated positive returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer and the Omicron variant late in 2021, market tailwinds included strong corporate earnings, ongoing, albeit fading, fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. As a result, for the first three quarters of the period, through early January 2022, U.S. equity markets posted mostly steady gains, with several key market indices repeatedly exceeding previous record highs. However, beginning in early 2022, equity markets declined in reaction to growing headwinds including accelerating inflation, an increasing likelihood of higher interest rates, and, in late February 2022, Russia’s invasion of Ukraine, which drove oil prices above $100 per barrel for the first time since 2014 and roiled stock markets around the world. U.S. large-cap stocks outperformed U.S. small-cap stocks, and, among U.S. large-cap stocks, growth stocks outperformed value stocks.
Performance. The fund returned 3.88% for the 12-month reporting period ended March 31, 2022. For performance comparisons, the fund uses the Russell 1000® Growth Index (the index), which returned 14.98% for the same period.
Positioning and Strategies. Over the reporting period, stock selection in the information technology, communication services, and consumer discretionary sectors detracted from relative performance while allocation in the energy sector as well as stock selection in the health care sector contributed to relative performance.
The largest detractor from relative performance over the reporting period was the information technology sector, where stock selection drove the underperformance largely as a result of an underweight position in Apple Inc., which outperformed during the reporting period, and an overweight position in Wix.com Ltd., which experienced slowing growth following an increase in demand driven by the onset of the COVID-19 pandemic. Additionally, the fund’s Class A holdings of Shopify, Inc. detracted from relative performance as well. A second key detractor from relative performance was the communication services sector, particularly stock selection within the sector, driven by the fund’s positions in Sea Ltd. and Snap, Inc. While Snap, Inc. experienced short-term pressure, BlackRock Investment Management, LLC (BlackRock) believes the company has the opportunity to better monetize its active users through continued growth in engagement, innovative new products, more effective self-serve ad tools, and tapping into direct response marketers. Lastly, the consumer discretionary sector, specifically an underweight position in Tesla, Inc. also detracted from relative performance. The fund’s position in MercadoLibre, Inc. underperformed as valuations have compressed for high-growth technology companies and MercadoLibre, Inc. has not been immune to the market trend.
The largest contributor to relative performance over the reporting period was the energy sector. The fund’s overweight position in Pioneer Natural Resources Co. contributed to the fund’s relative performance. Pioneer Natural Resources Co. has a deep high return inventory in the core of the Permian Basin, as well as a strong balance sheet. Additionally, the fund’s position in EQT Corp. also contributed to relative performance. A second key contributor to relative performance was the health care sector. Overweight positions in UnitedHealth Group, Inc. and Danaher Corp. contributed to relative performance. BlackRock believes UnitedHealth Group, Inc. is well positioned to benefit from the industry’s growth and from lower premiums that have come with policy changes to managed care. Other notable contributors to relative performance include Marvell Technology, Inc., which experienced strong growth with their accelerating pace of 5G deployment. In addition, PayPal Holdings, Inc. and Alphabet, Inc. also contributed to relative performance.
Due to a combination of portfolio trading activity and market movements during the reporting period, the largest increases in active sector weights were in the health care and energy sectors, driven by a shift from being actively underweight to slightly overweight in the life sciences tools & services sub-industry within the health care sector and within the oil, gas & consumable fuels sub-industry within the energy sector. Conversely, the largest reductions in active sector weights were in the industrials and materials sectors, driven by reducing exposure to professional services and chemicals sub-industries, respectively. At the end of the reporting period, the largest sector overweight relative to the index was to the consumer discretionary sector, followed by the financials and energy sectors. The largest sector underweight relative to the index was to the consumer staples, information technology, and industrials sectors.
Fund Characteristics
Number of Securities	50
Weighted Average Market Cap (millions)	$762,670
Price/Earnings Ratio (P/E)	35.95
Price/Book Ratio (P/B)	9.29
Portfolio Turnover (One-year trailing)	50%
Fund Overview
Fund
Inception Date	10/14/1997 *
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$26.64
Management views and portfolio holdings may have changed since the report date.
*	Inception date is that of the fund’s predecessor fund, the Class Y Shares of the UBS U.S. Large Cap Growth Fund.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Performance and Fund Facts as of March 31, 2022

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical Investment (March 31, 2012 – March 31, 2022)1

Average Annual Total Returns
Fund and Inception Date	1 Year	5 Years	10 Years
Schwab Select Large Cap Growth Fund (10/14/97)[1]	3.88%	18.76%	15.26%
Russell 1000® Growth Index	14.98%	20.88%	17.04%
Fund Expense Ratio[2]: 0.72%

Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of the fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Inception date is that of the fund’s predecessor fund, the Class Y Shares of the UBS U.S. Large Cap Growth Fund.
[2]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the Financial Statements.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Performance and Fund Facts as of March 31, 2022 (continued)

Sector Weightings % of Investments1
Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser or subadviser.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2021 and held through March 31, 2022.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 10/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 3/31/22	EXPENSES PAID DURING PERIOD 10/1/21-3/31/22[2]
Schwab Select Large Cap Growth Fund
Actual Return	0.71%	$1,000.00	$ 915.90	$3.39
Hypothetical 5% Return	0.71%	$1,000.00	$1,021.39	$3.58

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182 days of the period, and divided by the 365 days of the fiscal year.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	4/1/21– 3/31/22	4/1/20– 3/31/21	4/1/19– 3/31/20	4/1/18– 3/31/19	4/1/17– 3/31/18
Per-Share Data
Net asset value at beginning of period	$29.23	$19.61	$21.31	$20.47	$18.12
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.09)	(0.07)	(0.04)	0.02	0.00 [2]
Net realized and unrealized gains (losses)	1.69	11.21	0.23	2.35	4.99
Total from investment operations	1.60	11.14	0.19	2.37	4.99
Less distributions:
Distributions from net investment income	—	—	(0.02)	—	—
Distributions from net realized gains	(4.19)	(1.52)	(1.87)	(1.53)	(2.64)
Total distributions	(4.19)	(1.52)	(1.89)	(1.53)	(2.64)
Net asset value at end of period	$26.64	$29.23	$19.61	$21.31	$20.47
Total return	3.88%	56.98%	(0.06%)	12.78%	28.52%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.71%	0.72%	0.74%	0.75%	0.75% [3]
Gross operating expenses	0.71%	0.72%	0.74%	0.75%	0.75% [3]
Net investment income (loss)	(0.28%)	(0.25%)	(0.18%)	0.07%	0.01% [3]
Portfolio turnover rate	50%	37%	40%	53%	49%
Net assets, end of period (x 1,000,000)	$2,926	$2,943	$1,981	$2,251	$1,953

[1]	Calculated based on the average shares outstanding during the period.
[2]	Per-share amount was less than $0.005.
[3]	The ratio of net operating expenses and gross operating expenses would have been 0.76% and 0.76%, respectively, and the ratio of net investment income would have been less than 0.005%, excluding a custody out-of-pocket fee reimbursement from the custodian.

Schwab Select Large Cap Growth Fund  |  Annual Report
See financial notes

Schwab Select Large Cap Growth Fund
Portfolio Holdings  as of March 31, 2022

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 30 days after the end of the calendar quarter on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.4% OF NET ASSETS

Automobiles & Components 2.6%
Tesla, Inc. *	71,834	77,408,318

Capital Goods 3.1%
Roper Technologies, Inc.	54,422	25,699,701
TransDigm Group, Inc. *	98,787	64,363,682
		90,063,383

Commercial & Professional Services 0.6%
TransUnion	162,354	16,777,662

Consumer Durables & Apparel 4.4%
LVMH Moet Hennessy Louis Vuitton SE ADR	406,917	58,018,226
NIKE, Inc., Class B	517,177	69,591,337
		127,609,563

Consumer Services 4.1%
Chipotle Mexican Grill, Inc. *	40,515	64,095,946
Domino's Pizza, Inc.	66,938	27,244,435
Evolution AB	272,314	27,789,644
		119,130,025

Diversified Financials 4.8%
KKR & Co., Inc.	758,568	44,353,471
S&P Global, Inc.	236,766	97,116,678
		141,470,149

Energy 2.7%
EQT Corp.	662,042	22,780,865
Pioneer Natural Resources Co.	221,829	55,463,905
		78,244,770

Health Care Equipment & Services 3.5%
Align Technology, Inc. *	111,611	48,662,396
Intuitive Surgical, Inc. *	68,432	20,644,566
UnitedHealth Group, Inc.	65,280	33,290,841
		102,597,803

Household & Personal Products 0.6%
Olaplex Holdings, Inc. *	1,031,592	16,123,783

Materials 3.0%
Ball Corp.	167,573	15,081,570
Linde plc	130,851	41,797,735
SECURITY	NUMBER OF SHARES	VALUE ($)
The Sherwin-Williams Co.	123,215	30,756,928
		87,636,233

Media & Entertainment 11.1%
Alphabet, Inc., Class A *	57,589	160,175,165
Match Group, Inc. *	394,891	42,940,447
Meta Platforms, Inc., Class A *	133,029	29,580,328
Netflix, Inc. *	86,869	32,540,259
Snap, Inc., Class A *	1,662,625	59,837,874
		325,074,073

Pharmaceuticals, Biotechnology & Life Sciences 6.5%
10X Genomics, Inc., Class A *	62,737	4,772,404
Danaher Corp.	187,050	54,867,377
Eli Lilly & Co.	68,008	19,475,451
Lonza Group AG ADR	424,686	30,785,488
Thermo Fisher Scientific, Inc.	53,339	31,504,680
Zoetis, Inc.	260,951	49,212,749
		190,618,149

Retailing 10.5%
Amazon.com, Inc. *	83,126	270,986,604
Etsy, Inc. *	299,753	37,253,303
		308,239,907

Semiconductors & Semiconductor Equipment 9.5%
Applied Materials, Inc.	128,448	16,929,446
ASML Holding N.V. NY Registry Shares	123,056	82,192,794
Marvell Technology, Inc.	997,853	71,556,039
NVIDIA Corp.	393,260	107,304,924
		277,983,203

Software & Services 27.1%
Adobe, Inc. *	97,892	44,601,553
Bill.com Holdings, Inc. *	110,163	24,983,867
Crowdstrike Holdings, Inc., Class A *	83,358	18,928,935
Intuit, Inc.	235,785	113,374,859
Mastercard, Inc., Class A	150,678	53,849,304
Microsoft Corp.	1,004,698	309,758,440
MongoDB, Inc. *	81,785	36,279,008
ServiceNow, Inc. *	124,104	69,112,276
Snowflake, Inc., Class A *	163,420	37,444,425
Visa, Inc., Class A	381,888	84,691,302
		793,023,969

Technology Hardware & Equipment 5.3%
Apple Inc.	654,387	114,262,514
Zebra Technologies Corp., Class A *	101,733	42,086,942
		156,349,456
Total Common Stocks (Cost $1,778,930,153)		2,908,350,446

Schwab Select Large Cap Growth Fund  |  Annual Report
See financial notes

Schwab Select Large Cap Growth Fund
Portfolio Holdings  as of March 31, 2022 (continued)

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (a)	5,224,920	5,224,920
Total Short-Term Investments (Cost $5,224,920)		5,224,920
Total Investments in Securities (Cost $1,784,155,073)		2,913,575,366

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2022 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$2,908,350,446	$—	$—	$2,908,350,446
Short-Term Investments[1]	5,224,920	—	—	5,224,920
Total	$2,913,575,366	$—	$—	$2,913,575,366

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Select Large Cap Growth Fund  |  Annual Report
See financial notes

Schwab Select Large Cap Growth Fund
Statement of Assets and Liabilities

As of March 31, 2022
Assets
Investments in securities, at value - unaffiliated (cost $1,784,155,073)		$2,913,575,366
Receivables:
Investments sold		21,996,394
Fund shares sold		3,056,542
Dividends		238,625
Foreign tax reclaims		12,961
Prepaid expenses	+	19,741
Total assets		2,938,899,629
Liabilities
Payables:
Investments bought		6,173,116
Fund shares redeemed		4,525,214
Investment adviser fees		1,452,632
Sub-accounting and sub-transfer agent fees		249,598
Accrued expenses	+	149,613
Total liabilities		12,550,173
Net assets		$2,926,349,456
Net Assets by Source
Capital received from investors		$1,584,867,937
Total distributable earnings	+	1,341,481,519
Net assets		$2,926,349,456

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,926,349,456		109,855,444		$26.64

Schwab Select Large Cap Growth Fund  |  Annual Report
See financial notes

Schwab Select Large Cap Growth Fund
Statement of Operations

For the period April 1, 2021 through March 31, 2022
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $157,226)		$13,941,912
Expenses
Investment adviser fees		19,372,143
Sub-accounting and sub-transfer agent fees		2,979,139
Accounting and administration fees		114,326
Shareholder reports		95,849
Independent trustees’ fees		79,855
Registration fees		76,264
Professional fees		56,946
Custodian fees		32,668
Transfer agent fees		17,301
Other expenses	+	35,205
Total expenses	–	22,859,696
Net investment loss		(8,917,784)
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated		414,266,125
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	(288,057,571)
Net realized and unrealized gains		126,208,554
Increase in net assets resulting from operations		$117,290,770

Schwab Select Large Cap Growth Fund  |  Annual Report
See financial notes

Schwab Select Large Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	4/1/21-3/31/22		4/1/20-3/31/21
Net investment loss		($8,917,784)	($6,754,526)
Net realized gains		414,266,125	291,071,501
Net change in unrealized appreciation (depreciation)	+	(288,057,571)	845,317,794
Increase in net assets resulting from operations		$117,290,770	$1,129,634,769
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($413,156,206)	($151,866,592)

TRANSACTIONS IN FUND SHARES
	4/1/21-3/31/22			4/1/20-3/31/21
		SHARES	VALUE	SHARES	VALUE
Shares sold		17,230,277	$533,578,230	21,504,281	$570,122,715
Shares reinvested		11,156,502	334,471,940	4,381,621	125,708,707
Shares redeemed	+	(19,204,653)	(588,640,294)	(26,212,855)	(711,620,716)
Net transactions in fund shares		9,182,126	$279,409,876	(326,953)	($15,789,294)
SHARES OUTSTANDING AND NET ASSETS
	4/1/21-3/31/22			4/1/20-3/31/21
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		100,673,318	$2,942,805,016	101,000,271	$1,980,826,133
Total increase (decrease)	+	9,182,126	(16,455,560)	(326,953)	961,978,883
End of period		109,855,444	$2,926,349,456	100,673,318	$2,942,805,016

Schwab Select Large Cap Growth Fund  |  Annual Report
See financial notes

Schwab Select Large Cap Growth Fund
Financial Notes

1. Business Structure of the Fund:
Effective February 25, 2022, the Laudus U.S. Large Cap Growth Fund changed its name to Schwab Select Large Cap Growth Fund.
Schwab Select Large Cap Growth Fund is the only series of Laudus Trust (the trust), a no-load, open-end management investment company organized April 1, 1988. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act).
The Schwab Select Large Cap Growth Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain mutual funds, which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and mutual funds. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of March 31, 2022 are disclosed in the Portfolio Holdings.
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(h) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes accrued as of March 31, 2022, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
•   Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
•   Management Risk. As with all actively managed funds, the fund is subject to the risk that its subadviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s subadviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
•   Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
•   Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs) which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. These risks may be heightened in connection with investments in emerging markets or securities of issuers that conduct their business in emerging markets.
•   Derivatives Risk. The fund may, but is not required to, use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the fund, to replace more traditional direct investments, or to obtain exposure to certain markets. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A forward currency agreement involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund’s use of derivatives involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk, liquidity risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

3. Risk Factors (continued):
is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. However, these risks are less severe when the fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•   Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to the Management Contract (Advisory Agreement) between the investment adviser and the trust. BlackRock Investment Management, LLC (BlackRock), the fund’s subadviser, provides day-to-day portfolio management services to the fund, subject to the supervision of the investment adviser.
For its advisory services to the fund, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets described as follows:
% OF AVERAGE DAILY NET ASSETS
First $500 million	0.700%
$500 million to $1 billion	0.650%
$1 billion to $1.5 billion	0.600%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.550%
For the period ended March 31, 2022, the aggregate net advisory fee paid to the investment adviser was 0.60% for the fund, as a percentage of the fund’s average daily net assets.
The investment adviser (not the fund) pays a portion of the advisory fees it receives to BlackRock in return for its portfolio management services.
Shareholder Servicing
The trustees have authorized the fund to reimburse, out of the assets of the fund, financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of the investment adviser, Schwab) (together, “service providers”) that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis. The sub-accounting and sub-transfer agency fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.10% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
The investment adviser has contractually agreed, until at least July 30, 2023, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the fund to 0.77%.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to the Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of March 31, 2022:
Schwab Balanced Fund	4.0%
Schwab Target 2010 Fund	0.0%*
Schwab Target 2015 Fund	0.0%*
Schwab Target 2020 Fund	0.2%
Schwab Target 2025 Fund	0.5%
Schwab Target 2030 Fund	1.3%
Schwab Target 2035 Fund	0.9%
Schwab Target 2040 Fund	2.1%
Schwab Target 2045 Fund	0.6%
Schwab Target 2050 Fund	0.6%
Schwab Target 2055 Fund	0.5%
Schwab Target 2060 Fund	0.1%
Schwab Target 2065 Fund	0.0%*

*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to the Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021 the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 30, 2021. On September 30, 2021 the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

6. Borrowing from Banks (continued):
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the fund. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended March 31, 2022, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$1,592,847,843	$1,755,333,680

8. Federal Income Taxes:
As of March 31, 2022, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$1,790,167,213	$1,231,196,351	($107,788,198)	$1,123,408,153
As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
$219,991,462	$1,123,408,153	($1,918,096)	$1,341,481,519
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
For tax purposes, late-year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2022, the fund had late-year ordinary losses deferred of $1,918,096.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
$14,751,631	$398,404,575	$—	$151,866,592
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of March 31, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended March 31, 2022, the fund did not incur any interest or penalties.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Laudus Trust and Shareholders of Schwab Select Large Cap Growth Fund (formerly, Laudus U.S. Large Cap Growth Fund):
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Select Large Cap Growth Fund (the “Fund”), one of the funds constituting Laudus Trust, as of March 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended March 31, 2020 were audited by other auditors, whose report, dated May 18, 2020, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
May 17, 2022
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Other Federal Tax Information (unaudited)

Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $398,404,575 as long-term capital gain dividends for the fiscal year ended March 31, 2022.
For the fiscal year ended March 31, 2022, the fund designates $12,433,829 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2023 via IRS Form 1099 of the amounts for use in preparing their 2022 income tax return.
For corporate shareholders, 74.50% of the fund’s dividend distributions paid during the fiscal year ended March 31, 2022, qualify for the corporate dividends received deduction.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Trustees and Officers

The tables below give information about the trustees and officers of Laudus Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	103	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired.	103	Director (2008 – present), KLA-Tencor Corporation

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – Apr. 2020), Charles Schwab Bank, SSB; Director (Nov. 2017 – Apr. 2020), Charles Schwab Premier Bank, SSB; Director (May 2007 – Apr. 2020), and Senior Executive Vice President (Feb. 2016 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief Operating Officer (Jan. 2020 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Director (Apr. 2019 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), and Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Director (July 2020 – Apr. 2022), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022 – present) and Chief Investment Officer (Apr. 2011 – present), Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Select Large Cap Growth Fund  |  Annual Report

Schwab Select Large Cap Growth Fund
Glossary

Dividend yield  An expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.
Price to earnings ratio is the price of a stock divided by its historical earnings per share.
Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.
Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
Weighted Average Market Cap  A measure of the size of the companies in which a fund invests, based upon the market value of a fund’s securities each weighted according to its percent of the portfolio.

Schwab Select Large Cap Growth Fund  |  Annual Report

Notes

Notes

Notes

Schwab Select Large Cap Growth Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management™
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2022 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR55508-12
00273540

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Kimberly S. Patmore and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Ms. Patmore and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of one series which has a fiscal year-end of March 31, whose annual financial statements are reported in Item 1. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the operational series during 2022 and 2021 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees[1]		(b)Audit-Related Fees		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2022	Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2021
$31,080	$31,080	$0	$0	$3,100	$3,100	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2022: $2,320,631                 2021: $4,663,610

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Laudus Trust

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	May 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	May 17, 2022

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	May 17, 2022